EXHIBIT 99.1
PROSPECTUS SUPPLEMENT                                REGISTRATION NO.  333-44286
(To Prospectus dated March 12, 2002)


                        [EUROPE 2001 HOLDRS LOGO OMITTED]


                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated March 12, 2002 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

         The share amounts specified in the table on pages 11 and 12 of the base prospectus shall be replaced with the following:

                                                                                        Primary U.S.
                                                                              Share        Trading
                         Name of Company(1)(2)                 Ticker        Amounts       Market
           ------------------------------------------          ------        -------    ------------
           AEGON N.V. (3)                                        AEG            5           NYSE
           Alcatel *                                             ALA            3           NYSE
           Amdocs Limited                                        DOX            3           NYSE
           ARM Holdings p.l.c. *                                ARMHY           8          NASDAQ
           ASM International N.V.                               ASMI           13          NASDAQ
           ASML Holding N.V.                                    ASML            7          NASDAQ
           AstraZeneca p.l.c. *                                  AZN            4           NYSE
           Autonomy Corporation p.l.c. * (4)                    AUTN           1.2         NASDAQ
           Aventis S.A. *                                        AVE            2           NYSE
           AXA *                                                 AXA            6           NYSE
           Bookham Technology p.l.c. *                          BKHM           12          NASDAQ
           BP p.l.c.*                                            BP             4           NYSE
           Business Objects S.A. *                              BOBJ           4.5         NASDAQ
           Cable & Wireless p.l.c. *                             CWP            4           NYSE
           DaimlerChrysler AG                                    DCX            4           NYSE
           Deutsche Telekom AG *                                 DT             5           NYSE
           Diageo p.l.c. *                                       DEO            5           NYSE
           Elan Corporation, p.l.c. *                            ELN            4           NYSE
           Ericsson LM Telephone Company * (5)                  ERICY          1.6         NASDAQ
           GlaxoSmithKline p.l.c. *                              GSK            6           NYSE
           Infineon Technologies AG *                            IFX            5           NYSE
           ING Groep N.V. *                                      ING            4           NYSE
           IONA Technologies p.l.c. *                           IONA            3          NASDAQ
           Koninklijke Philips Electronics N.V.                  PHG            5           NYSE
           Millicom International Cellular S.A. *(6)            MICC            2          NASDAQ
           Nokia Corp. *                                         NOK            5           NYSE
           Novartis AG *                                         NVS            5           NYSE
           Qiagen N.V.                                          QGENF           6          NASDAQ
           Repsol YPF, S.A. *                                    REP           11           NYSE
           Royal Dutch Petroleum Company                         RD             3           NYSE
           Ryanair Holdings p.l.c. *                            RYAAY           8          NASDAQ
           SAP AG *                                              SAP            4           NYSE
           Scottish Power p.l.c. *                               SPI            7           NYSE
           Serono S.A. *                                         SRA            9           NYSE
           Shire Pharmaceuticals Group p.l.c. *                 SHPGY           4          NASDAQ
           Skillsoft p.l.c. * (7)                               SKIL            6          NASDAQ
           STMicroelectronics N.V.                               STM            4           NYSE

                                                  (continued on following page)

                                                                                        Primary U.S.
                                                                              Share        Trading
                           Name of Company(1)(2)               Ticker        Amounts       Market
           ------------------------------------------          ------        -------    ------------
           Telefonica S.A. * (8) (9)                             TEF       3.31224241       NYSE
           Terra Networks, S.A. *                               TRLY           15          NASDAQ
           Total Fina ELF S.A. *                                 TOT            3           NYSE
           UBS AG                                                UBS            3           NYSE
           Unilever N.V.                                         UN             3           NYSE
           Vivendi Universal *                                    V             3           NYSE
           Vodafone Airtouch p.l.c. *                            VOD            6           NYSE
           WPP Group p.l.c. *                                   WPPGY           3          NASDAQ

           -------------------------------------
           * The securities of these non-U.S. companies trade in the United States as American Depository Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

           (1) On December 9, 2002 Sonera Group p.l.c. was delisted from trading on the Nasdaq National Market System. As set forth in the prospectus, because Sonera Group p.l.c. was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of Sonera Group p.l.c. included in Europe 2001 HOLDRS were distributed at a rate of 0.09 shares of Sonera Group p.l.c. per Europe 2001 HOLDR on December 20, 2002. As a result, Sonera Group p.l.c. is no longer represented in Europe 2001 HOLDRS.

           (2) On May 24, 2002 United Pan-Europe Communications N.V. was delisted from trading on the Nasdaq National Market System. As set forth in the prospectus, because United Pan-Europe Communications N.V. was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of United Pan-Europe Communications N.V. included in Europe 2001 HOLDRS were distributed at a rate of 0.13 shares of United Pan-Europe Communications N.V. per Europe 2001 HOLDR on October 18, 2002. As a result, United Pan-Europe Communications N.V. is no longer represented in Europe 2001 HOLDRS.

           (3) Aegon, NV announced a 2% stock dividend to shareholders of record on April 22, 2003. Effective April 23, 2003, the share amount of Aegon, NV, represented by a round lot of 100 Europe 2001 HOLDRS will increase from 5 shares to 5.2 shares.

           (4) Autonomy Corporation p.l.c. announced a one-for-five reverse stock split on its common stock. Autonomy Corporation p.l.c. began trading on a split-adjusted basis on October 21, 2002. As of October 23, 2002, the share amount of Autonomy Corporation p.l.c. represented by a round lot of 100 Europe 2001 HOLDRS decreased to 1.2 shares from 6 shares.

           (5) LM Ericsson Telephone Company announced a one-for-ten reverse stock split on its common stock. LM Ericsson Telephone Company began trading on a split-adjusted basis on October 23, 2002. As of October 25, 2002, the share amount of LM Ericsson Telephone Company represented by a round lot of 100 Europe 2001 HOLDRS decreased to 1.6 shares from 16 shares.

           (6) Millicom International Cellular S.A. announced a one-for-three reverse stock split on its common stock. Millicom International Cellular S.A. began trading on a split-adjusted basis on February 20, 2003. As of February 25, 2003, the share amount of Millicom International Cellular S.A. represented by a round lot of 100 Europe 2001 HOLDRS decreased to 2 shares from 6 shares.

           (7) Effective November 19, 2002, Smartforce p.l.c. changed its name to Skillsoft p.l.c. Skillsoft p.l.c. began trading under its new name and new symbol "SKIL" on November 20, 2002.

           (8) Telefonica S.A. announced a 2% stock dividend to shareholders of record on January 27, 2003. Effective January 28, 2003, the share amount of Telefonica S.A. represented by a round lot of 100 Europe 2001 HOLDRS increased from 3.183624 to 3.24729648 shares.

           (9) Telefonica S.A. announced a 2% stock dividend to shareholders of record on March 10, 2003. Effective March 11, 2003, the share amount of Telefonica S.A., represented by a round lot of 100 Europe 2001 HOLDRS increased from 3.24729648 to 3.3122424096 shares.

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is March 31, 2003.